Exhibit 99.2

2Q18 Earnings Presentation August 1, 2018 Presented by: Anthony G. Petrello Chairman, President, & Chief Executive Officer William J. Restrepo Chief Financial Officer

2 We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: fluctuations and volatility in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration and development activities; fluctuations in the demand for our services; competitive and technological changes and other developments in the oil and gas and oilfield services industries; our ability to renew customer contracts in in order to maintain competitiveness; the existence of operating risks inherent in the oil and gas and oilfield services industries; the possibility of the loss of one or a number of our large customers; the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; our access to and the cost of capital, including the impact of a downgrade in our credit rating, covenants restrictions, availability under our unsecured revolving credit facility, and future issuances of debt or equity securities; our dependence on our operating subsidiaries and investments to meet our financial obligations; our ability to retain skilled employees; our ability to complete, and realize the expected benefits of, strategic transactions, including our announced joint venture in Saudi Arabia and the acquisition of Tesco; the recent changes in U.S. tax laws and the possibility of changes in other tax laws and other laws and regulations; the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; and general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss) and net debt. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes and net debt to total debt, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation. Forward-Looking Statements and Non-GAAP Financial Measures

3 Recent Company Highlights Increased U.S. Drilling average daily margins to $9,381 from $8,171 in Q1 L48 Margins increased to $7,402 from $6,938, a 7% sequential increase Full quarter of full operating rate for MODS™ 400 Platform Rig (“Big Foot”) During the quarter, we issued equity with net proceeds of $581m Sold three jackups in the Middle East for a total consideration of $82m Generated positive cash flow in Q2 2018 excluding the jackup sale and equity offerings Reduced net-debt by $681m in the quarter (Net-Debt to Cap = 51%) Recent US Rig Awards – six PACE®-F upgrades and three PACE®-M550 upgrades in the Permian; deployments expected now through 1H 2019 Four remaining PACE®-B upgrades expected to deploy in the remainder of 2018 MODS™ 202 platform rig expected to commence work in the Gulf of Mexico in 4Q18 Since the end of 1Q18, we have received awards for 11 international rigs, almost all for 2018 deployment; four rigs commenced in Colombia in 2Q Seven int’l rig additions in 2H18 (Mexico – 2, Colombia – 2, Argentina – 2, Saudi – 1)

4 Financial Overview

5 Financial Summary See reconciliations in the Appendix Diluted Earnings (Losses) Per Share from continuing operations ($000 except EPS) 2Q17 3Q17 4Q17 1Q18 2Q18 Operating Revenues $631,355 $662,103 $708,277 $734,194 $761,920 Adjusted EBITDA(1) 138,796 142,870 162,557 168,414 187,683 Adjusted Operating(1) Income (Loss) (69,294) (74,205) (51,549) (45,034) (30,579) GAAP Diluted EPS(2) (0.41) (0.42) (0.40) (0.46) (0.61)

Debt and Liquidity (As of June 30, 2018) (1) See reconciliations in the Appendix (2) Capitalization defined as Net Debt plus Shareholders’ Equity (3) Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense (4) Leverage defined as Net Debt / TTM Adjusted EBITDA Note: Subtotals may not foot due to rounding Liquidity (at June 30, 2018) Cash & Available Capacity: $2,887 High 2Q17 1Q18 2Q18 Change ($MM's) 3/31/12 6/30/17 3/31/18 6/30/18 2Q18 from 1Q18 Total Debt $4,750 $3,740 $4,257 $3,819 ($438) Cash and ST Investments 494 232 394 637 243 Net Debt(1) $4,256 $3,508 $3,863 $3,182 ($681) Shareholders’ Equity 5,811 3,049 2,710 3,063 353 Net Debt to Capitalization(2) 42.3% 53.5% 58.8% 51.0% (7.8%) Coverage(3) 7.8x 2.6x 2.7x 2.8x 0.2x Leverage(4) 2.2x 6.6x 6.3x 4.8x (1.5x)

7 Business Segments

Rig Fleet(1) 2Q18 Average Rigs Working Average Utilization U.S. Lower 48 AC > 1500HP 116 94 81% AC Others 72 9 12% SCR Rigs 24 3 11% U.S. Lower 48 Total 212 106 50% U.S. Offshore 14 3 21% Alaska 16 3 21% Canada 43 10 24% International 156 93 60% Subtotal 441 215 48% PACE®-R800 Rig Construction 1 Total Fleet 442 8 2Q18 Rig Utilization & Availability As of June 30th, 2018 Note: Subtotals may not foot due to rounding

9 Walking Skidding Pad Not Pad Total Capable Capable Rigs Active Total Util. Active Total Util. Active Total Total Active Total Util. Active Total Util. AC 94 141 67% 7 20 35% 101 161 63% 3 27 11% 104 188 55% PACE®-X 47 47 100% 0 0 0% 47 47 100% 0 0 0% 47 47 100% PACE®-M800 6 6 100% 0 0 0% 6 6 100% 0 0 0% 6 6 100% PACE®-M1000 4 4 100% 0 0 0% 4 4 100% 0 0 0% 4 4 100% PACE®-B 25 29 86% 0 0 0% 25 29 86% 0 0 0% 25 29 86% PACE®-S 9 9 100% 2 2 100% 11 11 100% 0 0 0% 11 11 100% PACE®-F 0 4 0% 2 6 33% 2 10 20% 0 8 0% 2 18 11% PACE®-M550 3 30 10% 3 8 38% 6 38 16% 3 18 17% 9 56 16% Other AC Rigs 0 12 0% 0 4 0% 0 16 0% 0 1 0% 0 17 0% Legacy 0 3 0% 2 5 40% 2 8 25% 0 16 0% 2 24 8% Total 94 144 65% 9 25 36% 103 169 61% 3 43 7% 106 212 50% Lower 48 Rig Utilization by Type As of June 30, 2018

10 116 US 112 Colombia 12 Algeria 3 Italy 1 UAE 0 Saudi Arabia(1) 43 Venezuela 5 Kuwait 3 Ecuador 1 Argentina 15 Oman 4 India 2 Russia 1 Canada 15 Kazakhstan 4 Mexico 2 PNG 0 (1) Includes recently sold offshore jackup rigs Total = 223 Nabors Drilling Operations As of June 30, 2018

11 Appendix

12 Rig Margins & Activity (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 3Q17 4Q17 1Q18 2Q18 Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working Margin(1) Avg. Rigs Working U.S. Drilling $5,296 107.2 $6,444 106.3 $8,171 111.8 $9,381 112.1 Canada Drilling 3,497 13.5 4,650 13.8 5,847 21.1 6,662 10.2 International Drilling 18,233 91.3 17,213 90.7 16,619 94.6 16,349 93.1

13 Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes Adjusted EBITDA is computed by subtracting the sum of direct costs, general and administrative expenses and research and engineering expenses from operating revenues. Adjusted operating income (loss) is computed similarly, but also subtracts depreciation and amortization expenses from operating revenues. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to pay. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use these measures as some of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which is the nearest comparable GAAP financial measure, is provided in the table below. Three Months Ended June 30, September 30, December 31, March 31, June 30, (In Thousands) 2017 2017 2017 2018 2018 Adjusted EBITDA $138,796 $142,870 $162,557 $168,414 $187,683 Depreciation and Amortization (208,090) (217,075) (214,106) (213,448) (218,262) Adjusted Operating Income (loss) (69,294) (74,205) (51,549) (45,034) (30,579) Earnings (losses) from unconsolidated affiliates 0 4 1 2 (1) Investment Income (loss) (886) 373 986 465 (3,164) Interest Expense (54,688) (54,607) (57,076) (61,386) (60,592) Other, net (10,104) (5,559) (30,243) (14,089) (77,601) Income (loss) from continuing operations before income taxes ($134,972) ($133,994) ($137,881) ($120,042) ($171,937)

14 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents, and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. (In Thousands) March 31, 2012 June 30, 2017 March 31, 2018 June 30, 2018 Long-Term Debt $4,474,495 $3,740,248 $4,256,160 $3,818,613 Current Debt 275,616 124 375 243 Total Debt $4,750,111 $3,740,372 $4,256,535 $3,818,856 Cash & Cash Equivalents $354,022 $196,567 $367,039 $593,284 ST Investments 139,950 35,476 26,548 43,262 Net Debt $4,256,139 $3,508,329 $3,862,948 $3,182,310